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                          UNITED STATES SECURITIES AND
                               EXCHANGE COMMISSION
                             Washington, D.C. 20549

                    -------------------------------------------


                                    FORM 8-K

                 Current Report Pursuant to Section 13 or 15(d)
                     of the Securities Exchange Act of 1934


                          Date of Report: July 9, 1999



                  WISCONSIN CENTRAL TRANSPORTATION CORPORATION
                  --------------------------------------------

             (Exact name of registrant as specified in its charter)






            Delaware                    0-19150                36-3541743
 ------------------------------       -----------         ---------------------
(State or other jurisdiction of       (Commission           (I.R.S. Employer
 incorporation or organization)       File Number)        Identification Number)



   6250 North River Road, Suite 9000
          Rosemont, Illinois                                     60018
 --------------------------------------                         --------
(Address of principal executive offices)                       (Zip Code)


   Registrant's telephone number,
         including area code                                 (847) 318-4600
                                                              -------------






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 5.  Other Events

         See press release attached as Exhibit No. 20.



                                    SIGNATURES


         Pursuant to the requirements of the Securities Exchange Act of 1934, the Company has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                                           WISCONSIN CENTRAL TRANSPORTATION
                                           CORPORATION


Date: July 9, 1999                         By:    /s/   Walter C. Kelly
                                                        ------------------------
                                                        Walter C. Kelly
                                                        Vice President, Finance


Date: July 9, 1999                         By:    /s/   Walter C. Kelly
                                                        ------------------------
                                                        Walter C. Kelly
                                                        Chief Accounting Officer





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                               INDEX TO EXHIBITS


                                                                    Sequentially
                                                                      Numbered
 Exhibit No.                      Description                           Page
 ----------                       -----------                           ----

    20                           Press Release                            4
                                 (July 8, 1999)